Exhibit 10.3

Execution Version

FORBEARANCE AGREEMENT

This FORBEARANCE AGREEMENT, dated as of March 16, 2021 (this “Agreement”), is by and among Washington Prime Group, L.P., an Indiana limited partnership (the “Borrower”), the Guarantors party hereto and the Lenders party hereto. Capitalized terms not otherwise defined in this Agreement shall have the meanings assigned thereto in the Credit Agreement.

WHEREAS, reference is made to that certain Term Loan Credit Agreement, dated as of December 10, 2015 (as amended by that certain Amendment No. 1 to Term Loan Agreement, dated as of January 22, 2018, as amended by that certain Amendment No. 2 to Term Loan Credit Agreement, dated as of August 13, 2020 and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Borrower, the Lenders party thereto, PNC Bank, National Association, in its capacity as administrative agent (the “Administrative Agent”) for the Lenders (capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Credit Agreement);

WHEREAS, (a) the Borrower, Bank of America, N.A., as collateral and administrative agent, and certain lenders are party to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of January 22, 2018 (as amended, supplemented or otherwise modified on or prior to the date hereof, including by that certain Amendment No. 1, dated August 13, 2020, the “Bank of America Credit Agreement”); (b) the Borrower and U.S. Bank National Association, as trustee, registrar, paying agent and transfer agent are party to that certain Indenture, dated as of March 24, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Base Indenture”) and the Second Supplemental Indenture, dated as of August 4, 2017 (the “Second Supplemental Indenture” and together with the Base Indenture, the “Indenture”); and (c) the Borrower, WTM Stockton, LLC, The Huntington National Bank, as administrative agent, and certain lenders are party to that certain Senior Secured Term Loan Agreement, dated as of June 8, 2016 (as amended, supplemented or otherwise modified on or prior to the date hereof, including by that certain First Amendment and Waiver to Senior Secured Term Loan Agreement, dated as of December 23, 2016, that certain Second Amendment and Waiver to Senior Secured Term Loan Agreement, dated as of April 10, 2018, and that certain Third Amendment to Senior Secured Term Loan Agreement, dated as of August 13, 2020, the “Huntington Credit Agreement”, and together with the Bank of America Credit Agreement and the Indenture, the “Other Debt Documents”);

WHEREAS, (a) a Default or Event of Default has or may have occurred (or may occur) (i) under Section 11.1(e) of the Credit Agreement as a result of a failure to make a payment as and when due pursuant to the Indenture, (ii) as a result of the potential breach of the covenants, conditions and/or agreements contained in Sections 8.2(b) and 10.12(h) of the Credit Agreement and/or (iii) under Section 11.1(a) of the Credit Agreement as a result of a failure to make payments of interest at the rate required by Section 5.1(d) of the Credit Agreement as a result of the occurrence of an Event of Default (any such Default or Event of Default described in the foregoing clauses (i) through (iii), the “Specified Defaults”) and (b) other Defaults or Events of Default have arisen or may arise out of inaccuracy of any representation and warranty or failure to give notice relating to any Specified Defaults (any such Defaults or Event of Defaults, together with the Specified Defaults, the “Forbearance Defaults”); provided that additional Events of Default under the Credit Agreement may be designated as Forbearance Defaults upon specific designation as such (including via e-mail) from Lenders constituting Requisite Lenders and following such designation, shall be included in the Forbearance Defaults;

WHEREAS, upon the occurrence, and during the continuance, of the Forbearance Defaults (following the giving of any applicable notice and the expiration of any cure period specified in the Credit Agreement), the Administrative Agent (at the request of the Requisite Lenders or with the consent of the Requisite Lenders) would be entitled to exercise all rights and remedies under the Loan Documents (to the extent any such Forbearance Default becomes an Event of Default) as set forth in Section 11.2 of the Credit Agreement and corresponding provisions of any other Loan Documents (including the exercise of rights of set off and conversion) or applicable law (all such rights and remedies collectively (but excluding the charging of default interest and rights pursuant to Section 5.1(a) of the Credit Agreement) the “Rights and Remedies”); and

WHEREAS, the Loan Parties have requested that the Lenders executing this Agreement (constituting Requisite Lenders) agree to forbear in the exercise of their Rights and Remedies solely to the extent arising from the occurrence and continuation of the Forbearance Defaults, subject to the terms and conditions of this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION I.  ACKNOWLEDGMENTS

1.01    Acknowledgments. Each of the Loan Parties hereby acknowledges and agrees, upon execution and delivery of this Agreement, subject to the terms set forth herein, that:

(a)    Each Specified Default would constitute an Event of Default under the Credit Agreement (upon the expiration of any cure period and giving of any required notice);

(b)    Each Loan Party hereby ratifies and affirms (as of the date hereof) the Loan Documents and the Obligations owing thereunder and acknowledges (as of the date hereof) that the Loan Documents are in full force and effect. Each Loan Party agrees that the Loan Documents constitute valid and binding obligations and agreements of each of the Loan Parties enforceable against each Loan Party in accordance with their respective terms except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer, fraudulent conveyance or similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and by general principles of equity and principles of good faith and fair dealing;

(c)    Subject to the terms of this Agreement, the Lenders have not waived, released or compromised, do not hereby waive, release or compromise, and may never waive, release or compromise any events, occurrences, acts, or omissions that may constitute or give rise to any Defaults or Events of Default (including, for the avoidance of doubt, the Forbearance Defaults) that existed or may have existed, or may presently exist, or may arise in the future, nor does any Lender waive any Rights and Remedies. The Borrower acknowledges that the Requisite Lenders have made no representations as to what actions, if any, they will take after the Forbearance Period, and each Requisite Lender hereby specifically reserves any and all rights, remedies, and claims it has (after giving effect hereto) with respect to the Forbearance Default and any other default and/or Events of Default that may occur;

(d)    The execution and delivery of this Agreement shall not, except as otherwise specifically set forth herein: (i) constitute an extension, modification, or waiver of any aspect of any of the Loan Documents; (ii) extend the maturity of the Obligations or the due date of any payment or performance of any Obligations or other obligations under the other Loan Documents or payable in connection with the Loan Documents; (iii) give rise to any obligation on the part of the Lenders to extend, modify or waive any term or condition of the Loan Documents; (iv) establish any course of dealing with respect to the Loan Documents; or (v) give rise to any defenses or counterclaims to the right of the Lenders to compel payment of the Obligations or otherwise enforce their rights and remedies set forth in the Loan Documents after the Termination Date (as defined below);

(e)    The running of all statutes of limitation and the doctrine of laches applicable to all claims or causes of action that the Administrative Agent and/or any Lender Holder may be entitled to take or bring in order to enforce its rights and remedies against the Borrower are, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period; and

(f)    The Lenders’ agreement to forbear from the exercise of their Rights and Remedies solely as to the Forbearance Defaults, and to perform as provided herein, shall not, except as expressly provided herein, invalidate, impair, negate or otherwise affect the Lenders’ ability to exercise their Rights and Remedies under the Loan Documents or otherwise.

SECTION II.  FORBEARANCE

2.01    Forbearance. In consideration of the Loan Parties’ agreement of timely compliance with the terms of this Agreement, and in reliance upon the representations, warranties, agreements and covenants of the Loan Parties set forth herein, subject to the satisfaction of each of the conditions precedent to the effectiveness of this Agreement, from the Agreement Effective Date (as defined below) until the Termination Date (as defined below), each Lender (severally and not jointly) hereby agrees to forbear, and to instruct the Administrative Agent to forbear (the “Forbearance”), from exercising any of the Rights and Remedies with respect to the Forbearance Defaults. For the avoidance of doubt, during the Forbearance Period (as defined below), each Lender agrees that it (individually or collectively) will not deliver any notice or instruction to the Administrative Agent directing the Administrative Agent, in each case, to exercise any of the Rights and Remedies under the Loan Documents or applicable law against the Loan Parties with respect to the Forbearance Defaults. For the avoidance of doubt, nothing in this Agreement shall require forbearance from, or otherwise affect, the rights and remedies of the parties to the Credit Agreement pursuant to Section 5.1(a) thereof (including the last paragraph thereof).

2.02    Forbearance Period. The Forbearance shall commence on the Agreement Effective Date and continue until the earlier of (a) March 31, 2021 at 11:59 p.m. New York City time and (b) notice from the Requisite Lenders following the date on which any Event of Termination (as defined below) shall have occurred (the earlier of clauses (a) and (b), the “Termination Date” and the period commencing on the Agreement Effective Date and ending on the Termination Date, the “Forbearance Period”); provided that the Forbearance Period may be extended by confirmation (including via e-mail) from Lenders constituting Requisite Lenders (or from authorized counsel on behalf of such Lenders). Upon the Termination Date, the Forbearance Period shall immediately and automatically terminate and have no further force or effect, and each of the Lenders shall be released from any and all obligations and agreements under this Agreement and shall be entitled to exercise any of the Rights and Remedies as if this Agreement had never existed, and all of the Rights and Remedies shall be available without restriction or modification, as if this Agreement had not been effectuated.

SECTION III.  EVENTS OF TERMINATION.

3.01    Events of Termination. The Forbearance Period shall automatically terminate immediately upon the occurrence of any of the following events (each, an “Event of Termination”):

(a)    the failure of any Loan Party to comply with any term, condition or covenant expressly set forth in this Agreement, including, without limitation, the covenants in Section IV of this Agreement, unless (a) the Requisite Lenders, in their sole discretion, grant a cure period for compliance with such term, condition or covenant (including via e-mail) (in which case the Forbearance Period shall terminate if the applicable Loan Party does not comply by the expiration of the cure period) or (b) the Loan Party’s failure to comply is otherwise waived by the Requisite Lenders (including via e-mail);

(b)    the occurrence of an “Event of Default” under the Credit Agreement, other than the Forbearance Defaults;

(c)    the Borrower or any of its Subsidiaries or other affiliates pay any interest relating to the 5.950% Notes due 2024 issued pursuant to the Indenture (the “Notes”), regardless whether then due and owing;

(d)    the occurrence of any “Event of Default” under any of the Other Debt Documents (in each case as such terms (or any comparable terms) are defined in such Other Debt Documents, as applicable), in each case that is not subject to a forbearance under the Other Forbearance Agreements;

(e)    a breach by the Borrower, WPG (as defined below), or any of their Subsidiaries or Affiliates of any covenant or other provision of any forbearance agreement entered into in connection with any of the Forbearance Defaults (or related cross-defaults) under the Other Debt Documents (the “Other Forbearance Agreements”) or the termination of the forbearance period under any of the Other Forbearance Agreements;

(f)    any representation or warranty contained in this Agreement shall be incorrect in any material respect as of the date hereof; provided that if any such representation or warranty is qualified by or subject to a materiality qualification, such representation or warranty shall be true and correct in all respects;

(g)    the enforcement of any rights or remedies under: (i) any of the Other Debt Documents and/or (ii) any of the Other Forbearance Agreements; and/or

(h)    entry into any restructuring support agreement, debtor-in-possession financing, plan of reorganization or similar agreement by the Borrower, WPG or any of their Subsidiaries or Affiliates, in each case without the consent of the Requisite Lenders, acting in their sole discretion.

SECTION IV.  OTHER AGREEMENTS

4.01    Compliance with Credit Agreement. During the Forbearance Period, the Borrower shall comply with all obligations, limitations, restrictions or prohibitions that would otherwise be effective or applicable under the Credit Agreement, including any obligations, limitations, restrictions or prohibitions that would otherwise be effective or applicable during the continuance of any Event of Default.

4.02    Other Debt Documents. Notwithstanding any other provision of the Credit Agreement, during the Forbearance Period, without the express prior written consent of the Requisite Lenders, the Borrower shall not and shall cause its Subsidiaries not to terminate, enter into, amend, restate, amend and restate, supplement or otherwise modify any of the Other Debt Documents.

4.03    Payment of Expenses; Engagement Letters. The Loan Parties agree (a) to pay and/or reimburse all amounts due and owing, or that may become due and owing, under the fee or engagement letters between the Borrower or WPG and advisors to the Borrower’s creditors (the “Creditor Advisors”) on mutually agreed terms and (b) to execute (or, if applicable, cause WPG to execute) written acceptances of fee and/or engagement letters with additional Creditor Advisors on terms to be mutually agreed within seven days of the later of (x) the Agreement Effective Date and (y) the date of receipt by the Borrower of the last such letter.

4.04    Information Rights. During the Forbearance Period, the Borrower shall (a) promptly comply with all reasonable requests by the Administrative Agent, the Requisite Lenders and/or the Creditor Advisors to provide information with respect to any of its operations, prospects, assets and properties or the operations, prospects, assets and properties of any of its Subsidiaries and (b) shall provide to Creditor Advisors all information with respect to its operations, prospects, assets and properties and the operations, prospects, assets and properties of any of its Subsidiaries that it provides to its creditors pursuant to or in connection with the Other Forbearance Agreements, substantially at the same time as such information is provided to such other creditors.

4.05    Financial Information. The Borrower shall provide to the Requisite Lenders (with a copy to the Creditor Advisors) no later than 5:00 p.m. (New York time) on each Thursday during the Forbearance Period: (a) an updated 13-week statement of projected receipts and disbursements, which shall cover the 13-week period beginning with the then following calendar week (each such statement, a “Rolling 13-Week Cash Flow Forecast”), (b) a report showing actual receipts and disbursements through the prior week, including a variance report showing the variance, on a line item basis, to the immediately prior Rolling 13-Week Cash Flow Forecast, and (c) a report showing actual and current balances in any and all bank accounts (each such report, an “Account Balance Report”).

4.06    Employment Agreements; Compensation. During the Forbearance Period, the Borrower shall not, without the consent of the Requisite Lenders, commence, enter into or make or implement any amendment, waiver, supplement or other modification to any employment agreement or employee compensation plan or pay or cause to be paid any amount contemplated by such agreements or plans before the date on which such amount becomes due and payable pursuant to the terms of the such agreements or plans, as applicable.

4.07    Release. Each Loan Party (for itself and its Subsidiaries and controlled Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably releases, waives and forever discharges each of the Lenders, the Administrative Agent and the Collateral Agent, together with each of their respective Affiliates, and each of the directors, officers, members, employees, agents, attorneys, financial advisors and consultants of each of the foregoing (each a “Released Party”, and collectively, the “Released Parties”), from any and all debts, claims, allegations, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action (“Released Matters”), in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the date hereof directly arising out of, connected with or related to this Agreement or the agreements of any Lender contained therein, in each case, other than any such Released Matters arising from the gross negligence, bad faith, willful misconduct or material breach of the Loan Documents (including this Agreement) by such Released Party or its Affiliates.

4.08    Certain Restricted Payments. The Borrower will not, during the Forbearance Period, make any Restricted Payments (a) in respect of preferred equity interests of WPG or the Borrower, other than pursuant to Section 10.12(d)(i)(B) of the Credit Agreement and other than exchanges of Equity Interests of the Borrower for common shares of WPG or (b) in respect of any Equity Interests held by current employees or members of the board of directors of WPG or the Borrower. For the avoidance of doubt and notwithstanding anything set forth in the Loan Documents, (x) WPG shall not be prohibited from paying compensation in the ordinary course of business pursuant to agreements in effect as of the Agreement Effective Date (including, for the avoidance of doubt, employee retention plans) including under any equity incentive plans in effect as of the Agreement Effective Date and (y) the Borrower shall be permitted to exchange its Equity Interests for common shares of WPG.

4.09    Interest during Forbearance Period. Notwithstanding the Forbearance, (i) effective immediately from and after the occurrence of any Event of Default, and for so long thereafter as such Event of Default shall be continuing, the principal balance of all Loans and other Obligations shall bear interest as set forth in Section 5.1(d) of the Credit Agreement, which shall continue to apply, and (ii) the last paragraph of Section 5.1(a) of the Credit Agreement, including with respect to the availability and non-availability of Eurodollar Rate Borrowings, shall continue to apply.

4.10    Certain Additional Restrictions.

(a)    During the Forbearance Period, the Borrower shall not, and shall not permit any of its Subsidiaries to, (i) make any voluntary prepayment (including in connection with a refinancing), redemption, repurchase, tender offer, exchange offer, open market purchase or any other payment in respect of the Notes or the loans under the Huntington Credit Agreement, or prepay any interest thereunder, in each case other than interest, fees and expenses payable thereunder as and when the same may become due, (ii) provide any guarantee or other Contingent Obligation in favor of, or incur or create any lien or pledge to secure (or otherwise provide any credit support to), the Notes or the obligations under the Huntington Credit Agreement, or (iii) refinance, exchange, or purchase all or any portion of the Loans or any loans under the Bank of America Credit Agreement, other than in connection with a ratable paydown of all of the Loans and the loans under the Bank of America Credit Agreement in cash and at par.

(b)    Notwithstanding any provision of the Credit Agreement to the contrary, including the definition of “Requisite Lenders”, this Section 4.10 of this Agreement, including this sub-section (b), may not be amended without the consent of the 70% Lenders.

(c)    For purposes of this Section 4.10, “70% Lenders” means, at any time, Lenders having Term Exposures representing more than 70% of the sum of the total Term Exposures at such time.

4.11    Loan Document; Event of Default. This Agreement shall constitute a Loan Document for all purposes under the Credit Agreement. Any failure of compliance with Sections 4.08 and 4.10 hereof shall constitute an immediate Event of Default pursuant to Section 11.1(b) of the Credit Agreement.

SECTION V.  REPRESENTATIONS AND WARRANTIES

In consideration of the foregoing agreements, the Loan Parties jointly and severally hereby represent and warrant to each Lender party hereto as of the date hereof, as follows:

5.01    Organization; Powers.

(a)    The Borrower: (i) is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Indiana, (ii) is duly qualified to do business and is in good standing under the laws of each jurisdiction in which failure to be so qualified and in good standing would have or is reasonably likely to have a Material Adverse Effect, and (iii) has all requisite power and authority to own, operate and encumber its property and to conduct its business as presently conducted and as proposed to be conducted in connection with and following the consummation of this Agreement;

(b)    Washington Prime Group Inc. (“WPG”): (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Indiana, (ii) is duly authorized and qualified to do business and is in good standing under the laws of each jurisdiction in which failure to be so qualified and in good standing would have or is reasonably likely to have a Material Adverse Effect, and (iii) has all requisite corporate power and authority to own, operate, and encumber its property and to conduct its business as presently conducted and as proposed to be conducted in connection with and following the consummation of this Agreement.

5.02    Authority.

(a)    WPG has the requisite power and authority to execute, deliver and perform this Agreement on behalf of the Borrower. WPG is the Person who has executed this Agreement on behalf of the Borrower and is the sole general partner of the Borrower;

(b)    The execution, delivery and performance of this Agreement is within the Borrower’s partnership powers, have been duly authorized by all necessary partnership or other organizational action (and, in the case of WPG acting on behalf of the Borrower in connection therewith, all necessary corporate action of WPG) and such authorization has not been rescinded. No other partnership or corporate action or proceedings on the part of the Borrower or WPG is necessary to consummate this Agreement;

(c)    This Agreement has been duly executed and delivered on behalf of the Loan Parties and constitutes a legal, valid and binding obligation of the Loan Parties, enforceable against the Loan Parties in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer, fraudulent conveyance, or similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and general principles of equity, or by the discretion of any court in awarding equitable remedies, regardless of whether such enforcement is considered in a proceeding of equity or at law.

5.03    No Conflict. The execution, delivery and performance of this Agreement does not and will not: (a) conflict with the Organizational Documents of the Borrower or any Subsidiary of the Borrower, (b) constitute a tortious interference with any Contractual Obligation of any Person or conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law or Contractual Obligation of the Borrower, WPG, any Subsidiary of the Borrower, or any general or limited partner of any Subsidiary of the Borrower, or require termination of any such Contractual Obligation which may subject the Administrative Agent or any of the other Lenders to any liability, (c) result in or require the creation or imposition of any Lien whatsoever upon any of the Property or assets of the Borrower, WPG, any Subsidiary of the Borrower, or any general partner or limited partner of any Subsidiary of the Borrower, or (d) require any approval of shareholders of WPG or any general partner (or equity holder of any general partner) of any Subsidiary of the Borrower.

5.04    Defaults. As of the Agreement Effective Date, no Event of Default, “Potential Event of Default” or default (other than the Specified Defaults) under the Credit Agreement and/or any Other Debt Document (in each case as such terms (or any comparable terms) are defined in such Other Debt Documents, as applicable) has occurred and is continuing or will result from the consummation of the transactions contemplated by this Agreement.

SECTION VI.  MISCELLANEOUS

6.01    Condition Precedent to Effectiveness of this Agreement. This Agreement and the Forbearance shall become effective upon satisfaction or waiver of each of the following conditions (the date on which such condition is satisfied or waived, the “Agreement Effective Date”):

(a)    the parties to this Agreement receiving counterparts of this Agreement duly executed by (i) the Loan Parties and (ii) Lenders who collectively constitute the Requisite Lenders; and

(b)    entry into each of the Other Forbearance Agreements, which shall be in form and substance acceptable to the Requisite Lenders, acting in their sole discretion.

6.02    Notice of Default. The Borrower shall provide notice to the Administrative Agent, as soon as possible but in any event within one Business Day of obtaining knowledge of the occurrence of any Event of Termination, which notice shall state that such event occurred and set forth, in reasonable detail, the facts and circumstances that gave rise to such event. Such notice shall be delivered to:

GLAS USA LLC

3 Second Street, Suite 206,

Jersey City, NJ 07311

Telephone: (201) 839-2181

Email: lisha.john@glas.agency

With copies to:

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017
Attn: Damian Schaible (Damian.schaible@davispolk.com), Angela Libby
(angela.libby@davispolk.com), Christian Fischer
(christian.fischer@davispolk.com) and Yitz Segal (yitz.segal@davispolk.com).

and

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attn: Josh Feltman (jafeltman@wlrk.com); Angela Herring
(akherring@wlrk.com); Elyssa Eisenberg (eceisenberg@wlrk.com).

6.03    More Favorable Terms. To the extent that any Other Forbearance Agreement or other similar agreement entered into by the Borrower or any of its Subsidiaries in respect of the Other Debt Documents, or any amendment to any Other Forbearance Agreement, in each case, entered into on or after the date of this Agreement and during the Forbearance Period, provides any benefit or right (including, without limitation, the benefit of a forbearance period of shorter duration than the Forbearance Period or any fee) to any creditor party thereto that is more favorable than the benefits and rights provided to the Lenders under this Agreement, taking into account the terms and conditions of the Other Debt Documents or other agreements in effect with such creditor party, this Agreement shall be deemed to be amended so as to cause any such benefit or right to be incorporated into this Agreement concurrently with making any such benefit or right available, and on identical terms as it is made available to any such other creditor.

6.04    Counterparts. This Agreement may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument. Any counterpart delivered by facsimile or by other electronic method of transmission shall be deemed an original signature thereto.

6.05    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, not including the conflict of law rules and principles thereof. Each party hereto hereby irrevocably and unconditionally consents to submit to the non-exclusive jurisdiction of the federal and state courts in the New York County, City of New York for any action, suit, or proceeding arising out of or relating to this Agreement and the transactions contemplated by this Agreement. Each party hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit, or proceeding arising out of this Agreement in any such court and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit, or proceeding brought in any such court has been brought in an inconvenient forum.

6.06    Successors and Assigns. This Agreement shall be binding upon each of the Loan Parties, the Lenders and their respective successors and assigns, and shall inure to the benefit of each such person and their permitted successors and assigns.

6.07    Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

6.08    Jury Trial Waiver. The Loan Parties and the Lenders, by acceptance of this Agreement, mutually hereby knowingly, voluntarily and intentionally waive (to the fullest extent permitted by applicable law) any right they may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Agreement and the Loan Documents or any other transactions or documents contemplated to be executed in connection herewith (whether based on contract, tort or any other theory). Each party hereto (a) certifies that no representative, agent, or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this agreement by, among other things, the mutual waivers and certifications in Section 14.17 of the Credit Agreement.

6.09    Amendment. This Agreement may only be amended or modified in writing by the Loan Parties and the Requisite Lenders (or the Administrative Agent at the direction of the Requisite Lenders), subject to any additional requirements under the Credit Agreement, if applicable; provided that any such amendment (including, without limitation, any extension of the Forbearance Period) may be effectuated through e-mail confirmation.

6.10    Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WASHINGTON PRIME GROUP, L.P.

By: Washington Prime Group Inc., its general partner

By:	/s/ Robert P. Demchak
Name:	Robert P. Demchak
Title:	Executive Vice President, General Counsel and
Corporate Secretary

[Signature Page to Forbearance Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

GUARANTORS:

WPG WOLF RANCH, LLC, an Indiana limited liability company

BLOOMINGDALE COURT, LLC, a Delaware limited liability company

WPG ROCKAWAY COMMONS, LLC, an Indiana limited liability company

SHOPS AT NORTHEAST MALL, LLC, an Indiana limited liability company

VILLAGE PARK PLAZA, LLC, a Delaware limited liability company

PLAZA AT BUCKLAND HILLS, LLC, a Delaware limited liability company

LAKEVIEW PLAZA (ORLAND), LLC, a Delaware limited liability company

FAIRFIELD TOWN CENTER, LLC, an Indiana limited liability company

EMPIRE EAST, LLC, a Delaware limited liability company

PLAZA AT COUNTRYSIDE, LLC, an Indiana limited liability company

CHESAPEAKE CENTER, LLC, an Indiana limited liability company

By: WASHINGTON PRIME GROUP, L.P., an Indiana limited partnership, the sole member of each of the foregoing limited liability companies

By: WASHINGTON PRIME GROUP INC., an Indiana corporation, its general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President and
Chief Financial Officer

[Signature Page to Forbearance Agreement]

RICHARDSON SQUARE, LLC, an Indiana limited liability company

UNIVERSITY PARK MALL CC, LLC, a Delaware limited liability company

KEYSTONE SHOPPES, LLC, an Indiana limited liability company

LINCOLN CROSSING, LLC, an Indiana limited liability company

PLAZA AT NORTHWOOD, LLC, an Indiana limited liability company

MALL AT LAKE PLAZA, LLC, an Indiana limited liability company

ORANGE PARK MALL, LLC, an Indiana limited liability company

THE OUTLET COLLECTION LLC, a Delaware limited liability company

WPG WESTSHORE, LLC, a Delaware limited liability company

PADDOCK MALL, LLC, an Indiana limited liability company

SM MESA MALL, LLC, a Delaware limited liability company

SIMON MV, LLC, a Delaware limited liability company

By: WASHINGTON PRIME GROUP, L.P., an Indiana limited partnership, the sole member of each of the foregoing limited liability companies

By: WASHINGTON PRIME GROUP INC., an Indiana corporation, its general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President and
Chief Financial Officer

[Signature Page to Forbearance Agreement]

ST. CHARLES TOWNE PLAZA, LLC, a Delaware limited liability company

CT PARTNERS, LLC, an Indiana limited liability company

WPG NORTHTOWN VENTURE LLC, a Delaware limited liability company

KI-HENDERSON SQUARE ASSOCIATES, LLC, a Pennsylvania limited liability company

By: WASHINGTON PRIME GROUP, L.P., an Indiana limited partnership, the sole member of each of the foregoing limited liability companies

By: WASHINGTON PRIME GROUP INC., an Indiana corporation, its general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President and
Chief Financial Officer

[Signature Page to Forbearance Agreement]

KI-HENDERSON SQUARE ASSOCIATES, L.P., a Pennsylvania limited partnership

By: KI-HENDERSON SQUARE ASSOCIATES, LLC, a Pennsylvania limited liability company, its general partner

By: WASHINGTON PRIME GROUP, L.P., an Indiana limited partnership, its sole member

By: WASHINGTON PRIME GROUP INC., an Indiana corporation, its general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President and Chief Financial Officer

GREENWOOD PLUS CENTER, LLC, an Indiana limited liability company

By: ST. CHARLES TOWNE PLAZA, LLC, a Delaware limitedliability company, its sole member

By: WASHINGTON PRIME GROUP, L.P., an Indiana limited partnership, its sole member

By: WASHINGTON PRIME GROUP INC., an Indiana corporation, its general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President and
Chief Financial Officer

[Signature Page to Forbearance Agreement]

MARKLAND PLAZA, LLC, an Indiana limited liability company

By: ST. CHARLES TOWNE PLAZA, LLC, a Delaware limited liability company, its sole member

By: WASHINGTON PRIME GROUP, L.P., an Indiana limited partnership, its sole member

By: WASHINGTON PRIME GROUP INC., an Indiana corporation, its general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President and
Chief Financial Officer

CLAY TERRACE PARTNERS, LLC, a Delaware limited liability company

By: CT PARTNERS, LLC, an Indiana limited liability company, its sole member

By: WASHINGTON PRIME GROUP, L.P., an Indiana limited partnership, its sole member

By: WASHINGTON PRIME GROUP INC., an Indiana corporation, its general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President and
Chief Financial Officer

[Signature Page to Forbearance Agreement]

WASHINGTON PRIME PROPERTY LIMITED PARTNERSHIP, a Delaware limited partnership

By: WASHINGTON PRIME PROPERTIES, LLC, a Delaware limited liability company, its general partner

By: WPG SUBSIDIARY HOLDINGS I, LLC, a Maryland limited liability company, its sole member

By: WASHINGTON PRIME GROUP, L.P., an Indiana limited partnership, its sole member

By: WASHINGTON PRIME GROUP INC., an Indiana corporation, its general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice
President and Chief
Financial Officer

C.C. OCALA JOINT VENTURE, an Indiana general partnership

By: WASHINGTON PRIME GROUP, L.P., an Indiana limited partnership, its general partner

By: WASHINGTON PRIME GROUP INC., an Indiana corporation, its general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President and Chief
Financial Officer

AND

By: MSA/PSI OCALA LIMITED PARTNERSHIP, an Indiana limited partnership, its general partner

By: WASHINGTON PRIME GROUP, L.P., an Indiana limited partnership, its general partner

By: WASHINGTON PRIME GROUP INC., an Indiana corporation, its general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President and
Chief Financial Officer

[Signature Page to Forbearance Agreement]

GAITWAY PLAZA, LLC, a Delaware limited liability company

By: C.C. OCALA JOINT VENTURE, an Indiana general partnership, its sole member

By: WASHINGTON PRIME GROUP, L.P., an Indiana limited partnership, its general partner

By: WASHINGTON PRIME GROUP INC., an Indiana corporation, its general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President and
Chief Financial Officer

AND

By: MSA/PSI OCALA LIMITED PARTNERSHIP, an Indiana limited partnership, its general partner

By: WASHINGTON PRIME GROUP, L.P., an Indiana limited partnership, its general partner

By: WASHINGTON PRIME GROUP INC., an Indiana corporation, its general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice
President and Chief
Financial Officer

[Signature Page to Forbearance Agreement]

C.C. ALTAMONTE JOINT VENTURE, an Indiana general partnership

By: MSA/PSI ALTAMONTE LIMITED PARTNERSHIP, an Indiana limited partnership, its general partner

By: WASHINGTON PRIME GROUP, L.P., an Indiana limited partnership, its general partner

By: WASHINGTON PRIME GROUP INC., an Indiana corporation, its general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President and
Chief Financial Officer

AND

By: WASHINGTON PRIME GROUP, L.P., an Indiana limited partnership, its general partner

By: WASHINGTON PRIME GROUP INC., an Indiana corporation, its general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President and Chief
Financial Officer

[Signature Page to Forbearance Agreement]

WEST TOWN CORNERS, LLC, a Delaware limited liability company

By: C.C. ALTAMONTE JOINT VENTURE, an Indiana general partnership, its sole member

By: MSA/PSI ALTAMONTE LIMITED PARTNERSHIP, an Indiana limited partnership, its general partner

By: WASHINGTON PRIME GROUP, L.P., an Indiana limited partnership, its general partner

By: WASHINGTON PRIME GROUP INC., an Indiana corporation, its general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President
and Chief Financial Officer

AND

By: WASHINGTON PRIME GROUP, L.P., an Indiana limited partnership, its general partner

By: WASHINGTON PRIME GROUP INC., an Indiana corporation, its general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President and
Chief Financial Officer

[Signature Page to Forbearance Agreement]

BOWIE MALL COMPANY, LLC, a Delaware limited liability company

By: WASHINGTON PRIME GROUP, L.P. an Indiana limited partnership, a member

By: WASHINGTON PRIME GROUP INC., an Indiana corporation, its general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President and
Chief Financial Officer

AND

By: WASHINGTON PRIME GROUP INC., an Indiana corporation, a member

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President and Chief
Financial Officer

MSA/PSI ALTAMONTE LIMITED PARTNERSHIP, an Indiana limited partnership

MSA/PSI OCALA LIMITED PARTNERSHIP, an Indiana limited partnership

By: WASHINGTON PRIME GROUP, L.P., an Indiana limited partnership, the general partner of each of the foregoing limited partnerships

By: WASHINGTON PRIME GROUP INC., an Indiana corporation, its general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President and
Chief Financial Officer

[Signature Page to Forbearance Agreement]

BOYNTON BEACH MALL, LLC, an Indiana limited liability company

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President and Chief Financial
Officer

C.C. WESTLAND JOINT VENTURE, an Indiana general partnership

By: WASHINGTON PRIME GROUP, L.P., an Indiana limited partnership, its general partner

By: WASHINGTON PRIME GROUP INC., an Indiana corporation, its general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President and Chief
Financial Officer
AND

By: MSA/PSI WESTLAND LIMITED PARTNERSHIP, an Indiana limited partnership, its general partner

By: WASHINGTON PRIME GROUP, L.P., an Indiana limited partnership, its general partner

By: WASHINGTON PRIME GROUP INC., an Indiana corporation, its general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President and Chief
Financial Officer

CHAUTAUQUA MALL, LLC, an Indiana limited liability company

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President and Chief Financial
Officer

CHESAPEAKE THEATER, LLC, a Delaware limited liability company

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President and Chief Financial
Officer

CORAL SPRINGS JOINT VENTURE, an Indiana general partnership

By: ROYAL EAGLE PLAZA II LLC, a Delaware limited liability company, its general partner

By: WASHINGTON PRIME GROUP, L.P., an Indiana limited partnership, its sole member

By: WASHINGTON PRIME GROUP INC., an Indiana corporation, its general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President and Chief
Financial Officer

AND

By: ROYAL EAGLE PLAZA LLC, a Delaware limited liability company, its general partner

By: WASHINGTON PRIME GROUP, L.P., an Indiana limited partnership, its sole member

By: WASHINGTON PRIME GROUP INC., an Indiana corporation, its general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President and Chief
Financial Officer

DARE CENTER, LLC, an Indiana limited liability company

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President and Chief Financial
Officer

[Signature Page to Forbearance Agreement]

DAYTON MALL III LLC, a Delaware limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

DOWNEAST LLC, a Delaware limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

EDISON MALL, LLC, an Indiana limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

FAIRFAX COURT CENTER LLC, a Delaware limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

FAIRFIELD VILLAGE, LLC, a Delaware limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Tite:	Executive Vice President and Chief Financial
Officer

[Signature Page to Forbearance Agreement]

MALL AT LIMA, LLC, an Indiana limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

LIMA CENTER, LLC, an Indiana limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title"	Executive Vice President and Chief Financial
Officer

LINDALE MALL, LLC, a Delaware limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

MALL AT COTTOWNOOD II LLC, a Delaware limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

MALL AT GREAT LAKES, LLC, a Delaware limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

[Signature Page to Forbearance Agreement]

MALL AT IRVING, LLC, an Indiana limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

MALL AT JEFFERSON VALLEY, LLC, an Indiana limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

MALL AT LONGVIEW, LLC, an Indiana limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

MAPLEWOOD MALL, LLC, an Indiana limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

MARKLAND FEE OWNER LLC, a Delaware limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

[Signature Page to Forbearance Agreement]

MARKLAND MALL, LLC, a Delaware limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

MARTINSVILLE PLAZA, LLC, an Indiana limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

MELBOURNE SQUARE, LLC, an Indiana limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

MFC BEAVERCREEK, LLC, a Delaware limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

MORGANTOWN MALL LLC, a Delaware limited liability company

By:	/s/ Mark E. Yale
Name:	Executive Vice President and Chief Financial
Title:	Executive Vice President and Chief Financial
Officer

[Signature Page to Forbearance Agreement]

NORTHWOODS RAVINE, LLC, a Delaware limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

NORTHWOODS SHOPPING CENTER, LLC, an Indiana limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

PLAZA AT TIPPECANOE, LLC, an Indiana limited liability company

By:	/s/Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

ROCKAWAY TOWN COURT, LLC, an Indiana limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

ROCKAWAY TOWN PLAZA, LLC, an Indiana limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

[Signature Page to Forbearance Agreement]

ROLLING OAKS MALL, LLC, a Delaware limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

SOUTHERN HILLS MALL LLC, a Delaware limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

SOUTHERN PARK MALL, LLC, an Indiana limited liability company

By:	/s/Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

SUNLAND PARK MALL, LLC, an Indiana limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

TOWN CENTER AT AURORA II LLC, a Delaware limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

[Signature Page to Forbearance Agreement]

UNIVERSITY TOWN PLAZA, LLC, an Indiana limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

VILLAGES AT MACGREGOR, LLC, an Indiana limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

WASHINGTON PLAZA, LLC, an Indiana limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

WASHINGTON PRIME MANAGEMENT ASSOCIATES, LLC, an Indiana limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

WESTSHORE PLAZA II LLC, a Delaware limited liability company

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

[Signature Page to Forbearance Agreement]

WHITEMAK ASSOCIATES, a Pennsylvania limited partnership

By: KI-WHITEMAK ASSOCIATES, LLC, a Pennsylvania limited liability company, its general partner

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

WPG MANAGEMENT ASSOCIATES, INC., an Indiana corporation

By:	/s/ Mark E. Yale
Name:	Mark E. Yale
Title:	Executive Vice President and Chief Financial
Officer

[Signature Page to Forbearance Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[LENDER:]*

By:
Name:
Title:

*LENDER SIGNATURES ON FILE WITH REGISTRANT

[Signature Page to Forbearance Agreement]